EXHIBIT 23.2

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 11-K, into the Company's previously filed S-8 Registration Statement File No. 333-68106.



/s/Arthur Andersen LLP
----------------------
Vienna, Virginia
May 14, 2002